Exhibit 10.24

THIRD AMENDMENT TO STANDARD INDUSTRIAL/COMERCIAL MULTI-TENANT LEASE - GROSS

THIS THIRD AMENDMENT TO STANDARD INDUSTRIAL/COMERCIAL MULTI-TENANT LEASE - GROSS is made and entered into at Santa Maria, California dated the 20th day of August, 2021, for reference purposes only, by and between Columbia Business Center Partners L.P., a California limited partnership (“Lessor”), and BWSC, LLC, a California limited liability company DBA WINC (“Lessee”), with reference to the following facts:

A. Lessor (or Lessor's predecessor in interest) and Lessee previously entered into that certain Standard Industrial/Commercial Multi-Tenant Lease - Gross, dated May 15, 2019, for reference purposes only, regarding that certain Premises, located at 860 E. Stowell Road, Santa Maria, CA 93454, as it was amended by that certain First Amendment to Standard Industrial/Commercial Multi-Tenant Lease - Gross, dated September 10, 2020, and that certain Second Amendment to Standard Industrial/Commercial Multi-Tenant Lease - Gross, dated March 20, 2021 (collectively, the “Lease”);

B. The Lease Term currently expires on December 31, 2023;

C. Lessee has requested an expansion to the Premises, and Lessor has delivered to Lessee additional space of 11,940 SF (the “Expansion Premises”), effective August 1, 2021;

D. Lessor has determined that the Second Amendment to Lease incorrectly included 280 SF of common exit corridor space as part of Lessee’s premises (for which Lessee has previously received appropriate credit); therefore, the Lessee's premises will be reduced, such that the total “Premises” has become that certain Premises consisting of 72,244 SF assigned to two (2) addresses, 860 and 862 E. Stowell Road, Santa Maria, CA 93454, as depicted on Exhibit A attached hereto and incorporated herein by this reference, all in accordance with the terms and conditions contained in the Lease as amended by this Third Amendment.

NOW, THEREFORE, in consideration of the premises, promises and covenants herein contained, the parties agree as follows:

1.	Capitalized Terms. Except as to those capitalized terms specifically defined herein, all capitalized terms shall be as provided in the Lease.

2.	Premises. Commencing August 1, 2021, Lessor previously delivered possession of the Expansion Premises in the Building, which shall be added to the “Premises,” and thereafter, the total Premises shall consist of a space 72,244 SF in size as depicted on Exhibit A attached hereto. The parties acknowledge and agree that the formal addresses of the Premises as assigned to the Premises by the City of Santa Maria, California are 860 and 862 E. Stowell Road, Santa Maria, CA 93454. Lessor has demised the Expansion Premises from the remaining premises in the Building (i.e., the adjoining Idler’s premises at 870 E. Stowell Road) by a chain link fence and gate.

3.	Base Rent Increase. Effective August 1, 2021, the Base Rent for the Premises shall be increased $7,403 to a total of $44,791 per month (“New Base Rent”). Base Rent shall continue to be adjusted pursuant to Paragraph ____ of the Second Amendment to Lease.

4.	Supersession. The terms and provisions of this Third Amendment shall prevail over any contrary terms of the existing Lease, as amended. Except as specifically modified hereunder, the Lease remains unmodified and in full force and effect.

ENTERED INTO at Santa Maria, California, effective on the date first above written.

“LESSOR”	“LESSEE”

Columbia Business Center Partners L.P., A California limited partnership	BWSC, LLC, a California limited liability company DBA WINC

By:	Columbia Business Center, Inc.	By:	/s/ Matthew Thelen
A California corporation
		Name:	Matthew Thelen
By:	/s/ Robin L. Rossi
	Robin L. Rossi, President	Title:	general counsel

2

EXHIBIT A

TO

THIRD AMENDMENT TO LEASE

Premises

3

EXIT SERVICE YARD
(E) RATED EXIT CORRIDOR
850
16,881 S.F.
860
60,584 S.F.
862
11,940 S.F.
870
12,429 S.F.
880
9,624 S.F.
890
24,793 S.F.

TENANT SPACE I.D.	Rentable Area of the Tenant Premises (1)
Suite 850	16,881
Suite 860	60,584
Suite 862	11,940
Suite 870	12,429
Suite 880	9,624
Suite 890	24,793
	136251.0

(1) Area per BOMA: interior glass face or the interior wall surface; whichever condition is most dominant.

NORTH

LEASE AREA PLAN

COLUMBIA BUSINESS CENTER

5/27/21

0 40 80

STUDIO DESIGN GROUP ARCHITECTS, INC